                         FULL RECOURSE PROMISSORY NOTE


$499,750                                              Dated as of July 11, 1997

    FOR VALUE RECEIVED, W. Michael Long ("BORROWER"), hereby promises to pay to the order of Healtheon Corporation, a Delaware corporation (the "LENDER"), its successors and assigns in lawful money of the United States of America, the principal sum of Four Hundred Ninety-Nine Thousand Seven Hundred Fifty ($499,750), or such lesser amount as may be outstanding from time to time, no later than July 16, 1998. (the "MATURITY DATE").

     1. PAYMENT. Borrower hereby agrees to repay this Promissory Note in a series of (i) twenty-five (25) semi-monthly installments commencing upon July 15, 1997 and concluding on July 15, 1998; and (ii) four (4) additional quarterly payments commencing on October 15, 1997 and concluding on July 15, 1998. The semimonthly payments shall be equal to the amount of net compensation due to Borrower from Lander after giving effect to all applicable payroll deductions for taxes, benefits, etc. The quarterly payments shall each be in an amount which is equal to the difference between
(i) one hundred twenty-four thousand nine hundred thirty seven dollars and fifty cents ($124,937.50) and (ii) The amount which has been repaid under this Promissory Note during the preceding quarter. Each payment, when made hereunder, shall be added to Exhibit A. The unpaid balance under this Promissory Note shall be due and payable upon the termnination of Borrower's employment with the Company for any reason. Borrower shall repay the remaining outstanding balance within five (5) days of the termination of Borrower's employment. Borrower may pay any portion or all of this Promissory Note at any time, without penalty. In the event that Borrower shall fail to pay when due (whether at maturity, by reason of acceleration or otherwise) any principal of or interest on this Note, such overdue amounts shall bear interest at a rate equal to eight percent (8%) per annum. If this Note (or any interest payment hereunder) becomes due and payable on a day other than a business day, the maturity thereof shall be extended to the next succeeding business day.

    2. WAIVER. The Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, and all rights of set-off, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

     3. GENERAL. This Note may not be changed, modified or terminated or-ally, but only by an agreement in writing signed by the party to be charged. This Note shall be binding upon the heirs, executors, administrators, successors and assigns of the Borrower and inure to the benefit of the Lender and its permitted successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable the validity, legality and enforceability of all other terms and provisions hereof shall in no way be affected thereby.

    4. LAW. This Note shall be governed by and construed in accordance of the State of California.

                                    /s/ W. Michael Long
                                    -----------------------------
                                    W. Michael Long


Healtheon Corporation:

/s/ Jim Clark
-------------------------------
Jim Clark, Chairman of the Board

                                   EXHIBIT A

                             SCHEDULE OF PAYMENTS

                                      Payment             Outstanding Balance
                                       -------            -------------------
                                                                  $499,750.00
1.  July 15, 1997

2.  July 31, 1997

3.  August 15, 1997

4.  August 31, 1997

5.  September 15, 1997

6.  September 30, 1997

7   October 15, 1997

    OCTOBER 15,1997, QUARTERLY PMT                                   $374,812.50

8   October 31, 1997

9.  November 15, 1997

10. November 30, 1997

11. December 15, 1997

12. December 31, 1997

13. January 15, 1998

    JANUARY 15,1998 QUARTERLY PMT                                   $249,875.00

14. January 31, 1998

15. February 15, 1998

16. February 28, 1998

17. March 15, 1998

18. March 31, 1998

19. April 15, 1998

    APRIL 15,1998, QUARTERLY PMT                                    $124,937.50

20. April 30, 1998

21. May 15,1998

22. May 31, 1998

23. June 15, 1998

24. June 30, 1998

25. July 15, 1998

    JULY 15,1998, QUARTERLY PMT                                              $0